UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2026

KKR Private Equity Conglomerate LLC
(Exact name of registrant as specified in its charter)

Delaware	000-56540	88-4368033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Hudson Yards, New York, NY		10001
(Address of principal executive offices)		(Zip Code)
(212) 750-8300
Registrant's telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement

KKR Private Equity Conglomerate LLC (the “Company”) intends to offer and sell new series of its (i) existing Class I Shares (now redesignated as Class I-Series 1 Shares as described below), (ii) designated Class I-Series 2 Shares, (iii) designated Class I-Series 3 Shares and (iv) designated Class I-Series 4 Shares, to certain investors that are accredited investors (as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)) in a continuous private offering exempt from registration pursuant to Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D thereunder. Except as described herein, the Class I-Series 2 Shares, Class I-Series 3 Shares and Class I-Series 4 Shares have substantially similar rights and terms as the existing Class I Shares, now redesignated as Class I-Series 1 Shares. The Class I-Series 2 Shares, Class I-Series 3 Shares and Class I-Series 4 Shares will each be subject to a higher minimum initial investment and subject to certain additional restrictions, including a minimum holding period, the Company’s existing quarterly repurchase limitations and certain additional repurchase limitations.

Second Amended and Restated Management Agreement

In connection with the foregoing, on July 2, 2026, the Company entered into a Second Amended and Restated Management Agreement (the “Second A&R Management Agreement”) with KKR DAV Manager LLC (the “Manager”). The amendment and restatement effects certain changes, including, among other things, the redesignation of Class I Shares as Class I-Series 1 Shares and designation of the Class I-Series 2 Shares, Class I-Series 3 Shares and Class I-Series 4 Shares (together, the “Class I Series”). As amended, the Class I-Series 2 Shares, Class I-Series 3 Shares and Class I-Series 4 Shares will be subject to management fees that differ from the management fee applicable to the existing Class I Shares.

The Manager is an affiliate of the Company.

The foregoing summary description of the Second A&R Management Agreement does not purport to be complete and is qualified in its entirety by reference to the Second A&R Management Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amended and Restated Dealer-Manager Agreement

On July 2, 2026, the Company entered into an Amended and Restated Dealer-Manager Agreement (the “A&R Dealer-Manager Agreement”) with KKR Capital Markets LLC (the “Dealer-Manager”) to account for, among other things, the redesignation and designation of the Class I Series (as described in Item 5.03 to this Current Report on Form 8-K).

Pursuant to the A&R Dealer-Manager Agreement, the Dealer-Manager will solicit sales of the Company’s shares authorized for issue in accordance with the Company’s confidential Private Placement Memorandum (the “PPM”) and will provide certain administrative and shareholder services to the Company, subject to the terms and conditions set forth in the A&R Dealer-Manager Agreement. The Dealer-Manager will receive certain front-end sales charges, distribution fees, servicing fees and certain other fees as described in the PPM.

The Dealer-Manager is an affiliate of the Company.

The foregoing summary description of the A&R Dealer-Manager Agreement does not purport to be complete and is qualified in its entirety by reference to the A&R Dealer-Manager Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Seventh Amended and Restated Limited Liability Company Agreement

On July 2, 2026, the Company entered into the Seventh Amended and Restated Limited Liability Company Agreement (the “Seventh A&R LLCA”), which amended and restated the Company’s Sixth Amended and Restated Limited Liability Company Agreement, dated as of December 4, 2024.

The amendment and restatement effects certain changes, including, among other things, to clarify that the Company is authorized to issue different series of Classes of Shares, to redesignate the outstanding Class I Shares to Class I-Series 1 Shares and to designate three additional series within such Class I Shares, having the terms set forth in the Company’s Seventh A&R LLCA.

The foregoing summary description of the Seventh A&R LLCA does not purport to be complete and is qualified in its entirety by reference to the Seventh A&R LLCA, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders

On July 2, 2026, by a written consent, KKR Group Assets Holdings III L.P., the Company’s sole Class G Member, approved the Seventh A&R LLCA described under Item 5.03 of this Current Report on Form 8-K.

Item 8.01.    Other Events

On July 2, 2026, the Board of Directors of the Company adopted a revised share repurchase plan (the “Share Repurchase Plan”) to, among other things, incorporate the Class I Series into the Share Repurchase Plan.

The foregoing summary description of the Share Repurchase Plan does not purport to be complete and is qualified in its entirety by reference to the Share Repurchase Plan, a copy of which is included as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.1	Seventh Amended and Restated Limited Liability Company Agreement
4.1	Share Repurchase Plan
10.1	Second Amended and Restated Management Agreement
10.2	Amended and Restated Dealer-Manager Agreement
104	Cover Page Interactive Data File, formatted in Inline XBRL

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR PRIVATE EQUITY CONGLOMERATE LLC

/s/ Sung Bum Cho
Date: July 2, 2026	Name: Sung Bum Cho
Title: General Counsel & Secretary
3